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                                                                    Exhibit 10.1


                                 LOAN AGREEMENT



This agreement dated June 28, 2000, is by and between 4-D Neuroimaging, a California corporation based in San Diego, CA (the "Borrower"), and BDN, a company based in Madrid, Spain (the "Lender"), (each the "Party" and together the "Parties").

WHEREAS, the Borrower has the necessity to borrow funds from the Lender for working capital purposes, and

WHEREAS, the Lender is able to and agrees to provide funds for the purpose intended, and

NOW, THEREFORE, Lender hereby agrees to provide to Borrower a loan for working capital purposes. This loan is made available to the Borrower by the Lender based on the following terms, conditions and procedures:

FORM OF LOAN:                       This loan takes the form of a Promissory
                                    Note, which accrues simple interest and can be repaid in part or in whole at any time.

TERM, DURATION:                     This loan shall be made available to
                                    Borrower for a period beginning the date indicated above, and ending on September 30, 2000. All amounts owed shall become due and payable on this date, unless otherwise amended in writing by mutual agreement.

ACKNOWLEDGEMENT:                    The loan is authenticated by the signing of
                                    this document below, by duly authorized
                                    representatives of the respective Parties.

AMOUNT, PURPOSE AND                 The amount of this loan is $350,000 and is
FUNDS TRANSFER:                     to be used for 4-D Neuroimaging working
                                    capital purposes.

                                    Funds shall transfer from the Lender to the Borrower and be sent by interbank wire transfer to the following back account:

                                              Silicon Valley Bank
                                              San Diego, CA
                                              ABA #121140399
                                              FBO: 4-D Neuroimaging
                                              A/C #3300145899
                                              Swift #SVBKUS6SA


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Loan Agreement                                                            Page 2


INTEREST RATE AND                   The starting interest rate shall be based on
PAYMENT:                            the three month U.S. dollar LIBOR + 1%,
                                    rounded up to the nearest quarter percent.
                                    The U.S. dollar LIBOR rate shall be
                                    determined by referring to the quoted rate in the Wall Street Journal printed on the date indicated above, representing the prior day's three month rate. The starting rate shall continue effective until September 30, 2000.

INTEREST ACCRUAL:                   Interest shall accrue during the period and
                                    shall not compound, commencing with the day of receipt of the funds. Interest shall be calculated daily and accrued monthly if not paid. At the end of the period all principal and interest shall become due and payable.
                                    If interest is not paid then compounding will commence.

CURRENCY EXCHANGE:                  Borrower shall be held responsible for
                                    paying the interest and repaying the
                                    principal in the Lender's currency.

REPAYMENT:                          The Borrower can repay in part or in whole
                                    all outstanding amounts owed, including
                                    interest, at any time, all interest due
                                    being paid first, then principal, without penalty, to the bank indicated by Lender.

PLEDGES: Tangible assets such as receivables or fixed assets may be pledged as security for the loan upon mutual agreement, but are not a necessary precondition for funds to be drawn down.

ASSIGNABILITY:                      The Lender retains the right to assign this
                                    Loan Agreement to any party without
                                    modification, or if modifications are
                                    required, by receiving in advance the
                                    written consent of the Borrower.

This Loan Agreement has been executed by the Persons below as of the date indicated above, each Person being the duly appointed representative.




/s/ Felipe Fernandez                       /s/ D. Scott Buchanan
-----------------------------------        -------------------------------------
Mr. Felipe Fernandez                       Dr. D. Scott Buchanan
BDN Spain                                  4-D Neuroimaging
Lender                                     Borrower